UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 15, 2003

Centillium Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30649	94-3263530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

47211 Lakeview Boulevard Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 771-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

On August 15, 2003, Centillium Communications, Inc. issued a press release announcing the retirement from Centillium of Shahin Hedayat, President and Co-founder. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.    Financial Information and Exhibits.

(c)    Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release dated August 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centillium Communications, Inc.

By:	/s/ DARREL SLACK
Darrel Slack Chief Financial Officer

Dated: August 15, 2003

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated August 15, 2003.